UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive office) (Zip Code)
(905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2023, MedAvail Holdings, Inc. (the "Company") and its subsidiaries MedAvail Pharmacy Inc., an Arizona corporation, MedAvail, Inc., a Delaware corporation, MedAvail Technologies (US) Inc., a Delaware corporation, and MedAvail Technologies Inc., a corporation incorporated under the laws of Canada, entered into a Letter Agreement (the “Letter Agreement”) with each of Silicon Valley Bank, a Division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SVB, as a lender, and (c) SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership (“SVB Capital”), as a lender.

Among other matters, the Letter Agreement amends that certain Loan and Security Agreement dated as of June 7, 2021 (as amended by the First Amendment, Consent and Default Waiver to Loan and Security Agreement dated February 10, 2023) (the “Loan Agreement”) and provides a waiver of any Event of Default (as defined in the Loan Agreement) for failure to comply with Section 5.7 of the Loan Agreement, including any failure to give notice thereof (collectively, the “Depository Covenant”) prior to the date of the Letter Agreement. Notwithstanding the terms of the Depository Covenant in the Loan Agreement, the Letter Agreement also amends the Loan Agreement to provide that Borrower (as defined in the Loan Agreement) and their Subsidiaries (as defined in the Loan Agreement) shall only be required to maintain their primary operating accounts, depository accounts and excess cash with SVB or SVB’s affiliates, which shall represent at least 50.0% of the aggregate dollar value of all of Borrower’s accounts at all financial institutions.

The foregoing description of the material terms of the Letter Agreement are qualified in their entireties by reference to the full texts of the terms and conditions of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated March 29, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: April 3, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer